UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2021

Commission File Number 001-36501

THE MICHAELS COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

A Delaware Corporation

IRS Employer

Identification No. 37-1737959

3939 West John Carpenter Freeway

Irving, Texas 75063

(972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.06775 par value	MIK	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by The Michaels Companies, Inc. (the “Company”) on March 3, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) on March 2, 2021, with Magic AcquireCo, Inc. (“Parent”) and Parent’s wholly-owned subsidiary, Magic MergeCo, Inc. (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on March 16, 2021, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of the common stock, par value $0.067751 per share (the “Shares”), of the Company, at a price per Share of $22.00, net to the holder of such Share, in cash, without interest, subject to any applicable withholding of taxes (the “Offer Price”).

The Offer, as extended, expired at 5:00 p.m., New York City time, on Wednesday, April 14, 2021 (the “Expiration Time”). According to Computershare Trust Company, N.A., the depositary for the Offer, as of the Expiration Time, 122,994,416 Shares were validly tendered in accordance with the terms of the Offer and “received” (as defined in Section 251(h)(6)(f) of the General Corporation Law of the State of Delaware (the “DGCL”)) and not validly withdrawn, representing approximately 85.92% of the outstanding Shares. The number of Shares tendered satisfied the Minimum Tender Condition (as defined in the Merger Agreement). All conditions to the Offer having been satisfied or waived, on April 15, 2021, Parent and Merger Sub accepted for payment all Shares validly tendered (and not validly withdrawn) prior to the expiration of the Offer and will promptly pay for such Shares.

On April 15, 2021, as a result of its acceptance of the Shares tendered in the Offer, Merger Sub acquired a sufficient number of Shares to complete the merger of Merger Sub with and into the Company (the “Merger”), without a vote of the stockholders of the Company pursuant to Section 251(h) of the DGCL. Accordingly, following the consummation of the Offer, Parent and Merger Sub effected the Merger pursuant to Section 251(h) of the DGCL. At the effective time of the Merger, each outstanding Share (other than (1) Shares irrevocably accepted for purchase by Merger Sub in the Offer, (2) Shares owned by Parent, Merger Sub or the Company or any direct or indirect wholly-owned subsidiary of Parent or the Company, including all Shares held by the Company as treasury stock, or (3) Shares that are held by any stockholder who is entitled to demand and properly demands appraisal pursuant to, and who complies in all respects with the provisions of, Section 262 of the DGCL with respect to such Shares) was converted into the right to receive the Offer Price from Merger Sub. At the effective time of the Merger, the Company became a wholly-owned subsidiary of Parent. As a result, a change of control of the Company occurred.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on March 3, 2021 and is incorporated by reference herein.

The information set forth in Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Offer and the Merger, the Company notified The Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a notification of removal from listing and/or registration on Form 25 to effect the delisting of all Shares from Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Nasdaq filed the Form 25 with the SEC on April 15, 2021 and trading of Shares was suspended effective prior to the open of trading on April 15, 2021. In addition, the Company intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

The information set forth under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change of control of the Company occurred and the Company became a wholly-owned subsidiary of Parent. Parent obtained the funds necessary to fund the acquisition through a combination of (i) equity financing from certain investment funds affiliated with Apollo Management IX, L.P., (ii) cash on hand, and (iii) debt financing.

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

At the effective time of the Merger, in accordance with the Merger Agreement, each of James A. Quella, Josh Bekenstein, Mark Cosby, Ryan Cotton, Monte E. Ford, Karen Kaplan, Matthew S. Levin, John J. Mahoney and Beryl B. Raff resigned from the board of directors of the Company. These resignations were in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies, or practices.

In connection with the consummation of the Merger, at the effective time of the Merger on April 15, 2021, Andrew Jhawar and Edward Peng became directors of the Company and Ashley Buchanan, the chief executive officer of the Company and director of the Company as of prior to the Merger, continued as a director of the Company. Information about Mr. Jhawar and Mr. Peng is contained in the Offer to Purchase, filed by Parent and Merger Sub as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on March 16, 2021, which information is incorporated herein by reference.

Each officer of the Company immediately prior to the effective time of the Merger will continue as an officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, on April 15, 2021, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 2, 2021, among the Company, Magic AcquireCo, Inc. and Magic MergeCo, Inc. (incorporated by reference to Exhibit 2.1 on the Current Report on Form 8-K file No. 001-36501, filed on March 3, 2021)

3.1	Third Amended and Restated Certificate of Incorporation of The Michaels Companies, Inc. (filed herewith)

3.2	Amended and Restated Bylaws of The Michaels Companies, Inc. (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Ashley Buchanan
Name:	Ashley Buchanan
Title:	Chief Executive Officer

Dated: April 15, 2021